SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

26.    SUBSEQUENT EVENTS

On January 15, 2021, the Company received a "not approvable" letter from the FDA regarding its PMA submission for the Reducer. The FDA reviewed Reducer for treatment of patients with refractory angina pectoris despite guideline directed medical therapy, who are unsuitable for revascularization by coronary artery bypass grafting or by percutaneous coronary intervention.

On February 9, 2021, the Company announced that it had received written notification from the Nasdaq notifying the Company that it has regained compliance with the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) pursuant to Nasdaq Listing Rule 5810 for continued listing on the Nasdaq.

On February 9, 2021, the Company announced that it had received written notification from the Nasdaq notifying the Company that it has regained compliance with the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) pursuant to Nasdaq Listing Rule 5810 for continued listing on the Nasdaq.

On February 12, 2021, the Company completed the registered direct February 2021 Offering of 36,000,000 February 2021 Units at a price of $2.00 per February 2021 Unit, with each February 2021 Unit comprised of one Common Share and one-half of one Common Share purchase warrant for aggregate gross proceeds to the Company for approximately $72,000,000 before deducting placement agent’s fee and estimated expenses of the February 2021 Offering payable by the Company.

On February 25, 2021, the Company announced that it had received written notification from the Nasdaq notifying the Company that it has regained compliance with the minimum market value requirement under Nasdaq Listing Rule 5550(b)(2) pursuant to Nasdaq Listing Rule 5810 for continued listing on the Nasdaq.